SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): December 15, 2000
                      ------------------------------------


                          CITIBANK (SOUTH DAKOTA), N.A.
                                  ON BEHALF OF
                     CITIBANK CREDIT CARD MASTER TRUST I
                   (Issuer of the Collateral Certificate)
                                      and
                       CITIBANK CREDIT CARD ISSUANCE TRUST
                   (Issuer of the Citiseries Class A notes,
                       Class B notes and Class C notes)

               (Exact name of registrant as specified in charter)


                            UNITED STATES OF AMERICA
                 (State or other jurisdiction of incorporation)

                                   46-0358360
                      (I.R.S. Employer Identification No.)


                                    333-80743
                              (Commission File No.)


    701 EAST 60TH STREET, NORTH
     SIOUX FALLS, SOUTH DAKOTA                              57117
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code (605) 331-2626

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     Citibank Credit Card Issuance Trust (the "issuer") has issued Class A notes, Class B notes and Class C notes of the Citiseries pursuant to an Indenture between the issuer and Bankers Trust Company, as trustee. The issuer's primary asset -- and its primary source of funds for the payment of principal of and interest on the notes -- is a collateral certificate issued by Citibank Credit Card Master Trust I (the "master trust") to the issuer. The collateral certificate represents an undivided interest in the assets of the master trust. The master trust assets consist primarily of credit card receivables arising in a portfolio of revolving credit card accounts.

     Filed as Exhibit 99.1 to this Form 8-K is a copy of the monthly issuer's report containing information regarding the notes of the Citiseries, the master trust's assets and the collateral certificate for the due period ending November 27, 2000 and the related payment dates for the notes delivered pursuant to Section 907 of the Indenture.

Item 7(c).     Exhibits

               Exhibits       Description
               --------       -----------

99.1 Monthly Issuer's Report for the Due Period ending November 27, 2000 and the related Payment Dates for the Notes.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CITIBANK (SOUTH DAKOTA), N.A.,
                                as Managing Beneficiary of
                                  Citibank Credit Card Issuance Trust
                                    and
                                as Servicer of
                                  Citibank Credit Card Master Trust I


                              By: /s/ Douglas Morrison
                             --------------------------------
                              Douglas Morrison
                              Vice President

Dated:  December 12, 2000

EXHIBIT 99.1


                        CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
 CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending November 27, 2000
==============================================================================

This Report relates to the Due Period ending November 27, 2000 and the related Payment Dates for the Notes.

A.   Information Regarding the Master Trust portfolio
     ------------------------------------------------

1. Portfolio Yield for the Collateral Certificate  ........            12.31%

       Yield Component  ...................................            15.61%

       Credit Loss Component  .............................             3.30%

2. New Purchase Rate  .....................................            20.95%

3. Total Payment Rate  ....................................            19.85%

4. Principal Payment Rate  ................................            18.95%

5. Aggregate Amount of Principal Receivables in the Master Trust:

     Beginning of Due Period  ............................  $  51,515,875,034

     Average  ............................................  $  51,493,544,153

     Lump Sum Addition  ..................................  $               0

     End of Due Period  ..................................  $  51,918,937,679

6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Payment Dates, as a percentage of aggregate Receivables as of the last day of the Due Period) :

      Current  ...........................................  $  48,444,472,660
         5-34 days delinquent  ...........................  $   2,659,688,306
        35-64 days delinquent  ...........................  $     721,329,036
        65-94 days delinquent  ...........................  $     364,299,876
       95-124 days delinquent  ...........................  $     335,792,711
      125-154 days delinquent  ...........................  $     186,724,823
      155-184 days delinquent  ...........................  $     190,056,306

      Current  ...........................................             91.57%
         5-34 days delinquent  ...........................              5.03%
        35-64 days delinquent  ...........................              1.36%
        65-94 days delinquent  ...........................              0.69%
       95-124 days delinquent  ...........................              0.63%
      125-154 days delinquent  ...........................              0.35%
      155-184 days delinquent  ...........................              0.37%

                                      Page 5
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                  For the Due Period Ending November 27, 2000
==============================================================================
                                              Current Due      Current Due
                                              Period on an     Period on a
                                              Actual Basis(1)  Standard Basis(1)
B. Information Regarding the Collateral Certificate
   ------------------------------------------------
   (Percentage Basis)
  1. Portfolio Yield                                12.31%          12.11%
  2. Weighted Average Note Rate                      6.92            6.92%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                         0.32%           0.37%
         Others                                      0.00%           0.00%
  4. Surplus Finance Charge Collections              5.07%           4.82%
  5. Surplus Finance Charge Collections For
     Purposes of Funding Class C Reserve Account     5.04%           4.79%
  6. Required Surplus Finance Charge Amount          0.00%           0.00%
  7. Aggregate Surplus Finance Charge Amount
     minus Required Surplus Finance Charge Amount    5.07%           4.82%

C. Information Regarding the Collateral Certificate
   ------------------------------------------------
   (Dollars Basis)
  1. Total Investor Collections                  $ 1,025,949,186 $ 1,025,105,436
         Principal Collections                   $   956,746,689 $   956,746,689
         Finance Charge Collections              $    69,202,497 $    68,358,747
  2. Investor Default Amount                     $    14,571,252 $    14,571,252
  3. Investor Monthly Interest                   $    29,138,301 $    29,138,301
  4. Investor Monthly Fees
         Fixed Servicing Fees                    $     1,348,958 $     1,557,083
         Others                                  $             0 $             0
  5. Surplus Finance Charge Collections          $    24,143,986 $    23,092,111
  6. Required Surplus Finance Charge Collections $             0 $             0
  7. Aggregate Surplus Finance Charge Amount minus
     Required Surplus Finance Charge Amount      $    24,143,986 $    23,092,111

(1) Values for Current Due Period on an Actual Basis reflect, in the case of a first due period close of a tranche of Notes, activity from the series cut-off or close dates until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first Monthly Interest Date. Values for Current Due Period on a Standard Basis reflect activity for the entire current due period, as if all Notes had already been outstanding prior to the first day of such due period.

      All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using day counts appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from October 27, 2000 to November 27, 2000, 32 days, or November 6, 2000 to December 5, 2000, 30 days (standard basis).

                        CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
  CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                  For the Due Period Ending November 27, 2000
==============================================================================
D. Information Regarding Notes of Citiseries
   -----------------------------------------
   (Aggregate Basis)

  1a.  Class A Outstanding Dollar Principal Amount ...........$3,750,000,000
  1b.  Class B Outstanding Dollar Principal Amount ...........$  500,000,000
  1c.  Class C Outstanding Dollar Principal Amount ...........$  800,000,000
  2a.  Targeted Deposit to Class A Interest Funding Account ..$   21,273,556
  2b.  Targeted Deposit to Class B Interest Funding Account ..$    2,908,638
  2c.  Targeted Deposit to Class C Interest Funding Account ..$    4,956,107
  3a.  Balance in the Class A Interest Funding Account  ......$   34,931,416
  3b   Balance in the Class B Interest Funding Account  ......$    7,758,990
  3c   Balance in the Class C Interest Funding Account  ......$   13,092,118
  4a.  Targeted Deposit to Class A Principal Funding Account  $            0
  4b.  Targeted Deposit to Class B Principal Funding Account  $            0
  4c.  Targeted Deposit to Class C Principal Funding Account  $            0
  5a.  Balance in the Class A Principal Funding Account    ...$            0
  5b.  Balance in the Class B Principal Funding Account    ...$            0
  5c.  Balance in the Class C Principal Funding Account    ...$            0
   6.  Targeted Deposit to Class C Reserve Account   .........$            0
   7.  Balance in the Class C Reserve Account     ............$            0
  8a.  Maximum enhancement amount available to
       Outstanding Class A Notes from Class B Notes   ........$  224,359,125
  8b.  As a Percentage of Class A Outstanding
       Dollar Principal Amount      ..........................      5.98291%
  8c.  Maximum enhancement amount available to
       Outstanding Class A Notes from Class C Notes   ........$  299,145,375
  8d.  As a Percentage of Class A Outstanding
       Dollar Principal Amount      ..........................$     7.97721%
  8e.  Maximum enhancement amount available to
       Outstanding Class B Notes from Class C Notes   ........$  666,666,650
  8f.  As a Percentage of Class B Outstanding
       Dollar Principal Amount      ..........................    133.33333%
  9a.  Reduction in the Class A Nominal Liquidation
       Amount resulting from an allocation
       of Investor Charge-Offs      ..........................$            0
  9b.  Reduction in the Class B Nominal Liquidation
       Amount resulting from an allocation of Investor
       Charge-Offs or a reallocation of Principal
       Collections to pay interest on Class A Notes   ........$            0
  9c.  Reduction in the Class C Nominal Liquidation
       Amount resulting from an allocation of Investor
       Charge-Offs or a reallocation of Principal
       Collections to pay interest on
       Class A or Class B Notes     ..........................$            0
 10a.  Reimbursement of Class A Nominal Liquidation Amount ...$            0
 10b.  Reimbursement of Class B Nominal Liquidation Amount ...$            0
 10c.  Reimbursement of Class C Nominal Liquidation Amount ...$            0

                        CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
  CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                  For the Due Period Ending November 27, 2000
==============================================================================

E. Information Regarding Distributions to Noteholders of Citiseries
   ----------------------------------------------------------------
   (Aggregate Basis)

   1a. The total amount of the distribution to Class A Noteholders
       on the applicable Payment Dates       .................$            0
   1b. The total amount of the distribution to Class B Noteholders
       on the applicable Payment Dates       .................$            0
   1c. The total amount of the distribution to Class C Noteholders
       on the applicable Payment Dates       .................$            0
   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Notes       ....$            0
   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Notes       ....$            0
   2c. The amount of the distribution set forth in item 1(c) above
       in respect of principal on the Class C Notes       ....$            0
   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Notes      ......$            0
   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Notes      ......$            0
   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the Class C Notes      ......$            0
   4a. The amount, if any, by which the Adjusted Outstanding
       Dollar Principal Amount of the Class A Notes exceeds
       the Class A Nominal Liquidation Amount as of the Record
       Date with respect to the applicable Payment Dates .....$            0
   4b. The amount, if any, by which the Adjusted Outstanding
       Dollar Principal Amount of the Class B Notes exceeds
       the Class B Nominal Liquidation Amount as of the Record
       Date with respect to the applicable Payment Dates .....$            0
   4c. The amount, if any, by which the Adjusted Outstanding
       Dollar Principal Amount of the Class C Notes exceeds
       the Class C Nominal Liquidation Amount as of the Record
       Date with respect to the applicable Payment Dates .....$            0

                        CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
 CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                  For the Due Period Ending November 27, 2000
==============================================================================
F. Information Regarding Notes of Citiseries
   ---------------------------------------------------------
 (Individual Tranche Basis)

  1. Outstanding Dollar Principal Amount; Interest Payments and Deposits to Interest Funding Sub-Accounts

   -----------------------------------------------------------------------------
   Class/  Outstanding Monthly  Targeted  Actual    CumulativeInterest  Interest
   Tranche Dollar      Accre-   Interest  Interest  Shortfall Funding   Payment
           Principal   tion     Monthly   Monthly   in        Sub-Account  On
           Amount               Deposit   Deposit   Interest  Balance   Payment
                                                    Funding             Date
                                                    Sub-Account
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   2000-A1 1,500,000,000       8,522,375  8,522,375           22,180,235
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   2000-A2 2,250,000,000      12,751,181  12,751,181          12,751,181
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   2000-B1   350,000,000        2,035,308  2,035,308           5,430,109
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   2000-B2   150,000,000          873,330    873,330           2,328,880
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   2000-C1   600,000,000        3,725,000  3,725,000           9,809,167
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   2000-C2   200,000,000        1,231,107  1,231,107           3,282,951
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------



  2. Principal Payments and Deposits to Principal Funding Sub-Accounts

   -----------------------------------------------------------------------------
    Class/Tranche Targeted    Actual       Cumulative  Principal    Principal
                  Principal   Principal    Shortfall   Funding      Payment On
                  Monthly     Monthly      in          Sub-Account  Payment Date
                  Deposit     Deposit      Principal   Balance
                                           Funding
                                           Sub-Account
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
     Nothing to Report For This Period
    ----------------------------------------------------------------------------



  3. Deposits to and Withdrawals from Class C Reserve Sub-Accounts

    ----------------------------------------------------------------------------
    Class/Tranche Targeted    Actual       Cumulative  Withdrawals  Class C
                  Deposit     Deposit to   Shortfall   from Class C Reserve
                  to Class    Class C      in Class C  Reserve      Sub-Account
                  C           Reserve      Reserve     Sub-Account  Balance
                  Reserve     Sub-Account  Sub-Account
                  Sub-Account
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
     Nothing to Report for This Period
    ----------------------------------------------------------------------------






The information reported is for the Due Period ending October 26,2000, and giving effect to all Deposits, allocations, reallocations and payments to be made in the month after the end of this Due Period.

                        CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
 CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                  For the Due Period Ending November 27, 2000
==============================================================================

  4. Maximum Enhancement Amount Available to Class A Notes; Class A Usage of Class B and Class C Subordinated Amounts

   -----------------------------------------------------------------------------
   Class/  Maximum    Maximum    Class A     Class A     Cumulative Cumulative
   Tranche EnhancementEnhancementUsage of    Usage of    Class A    Class A
           Amount     Amount     Class B     Class C     Usage of   Usage of
           Available  Available  Subordi-    Subordi-    Class B    Class C
           from       from       nated Amt.  nated Amt.  Subordi-   Subordinated
           Class B    Class C    for this    for this    nated      Amount
           Notes      Notes      Due Period  Due Period  Amount
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   2000-A1 89,743,650 119,658,150
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   2000-A2 134,615,475 179,487,225
   -----------------------------------------------------------------------------



  5. Maximum Enhancement Amount Available to Class B Notes; Class B Usage of Class C Subordinated Amount

   -----------------------------------------------------------------------------
   Class/Tranche      Maximum            Class B Usage of   Cumulative Class B
                      Enhancement        Class C            Usage of Class C
                      Amount Available   Subordinated       Subordinated Amount
                      from Class C       Amount for this
                      Notes              Due Period
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
    2000-B1           466,666,655
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
    2000-B2           199,999,995
   -----------------------------------------------------------------------------


  6. Reductions of and Reimbursements to Nominal Liquidation Amount

   -----------------------------------------------------------------------------
   Class/    Reduction   Reduction    Cumulative    Cumulative    Reimbursement
   Tranche   Resulting   Resulting    Reduction     Reduction     of prior
             from an     from a       Resulting     Resulting     reductions
             Allocation  Reallocation from an       from a        of Nominal
             of          of           Allocation of Reallocation  Liquidation
             Investor    Principal    Investor      of Principal  Amount for
             Charge-offs Collections  Charge-offs   Collections   this Due
             for this    to pay       (net of       to pay        Period
             Due Period  interest     Reimburse-    interest on
                         on senior    ments)        senior
                         classes                   classes of
                         of Notes                  Notes (net of
                         for this                  Reimbursements)
                         Due Period
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
     Nothing to Report for This Period
   -----------------------------------------------------------------------------

      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Report this 8th day of December 2000.


                                CITIBANK (SOUTH DAKOTA), N.A.,
                                As Managing Beneficiary of Citibank Credit
                                   Card Issuance Trust
                                      and
                                As Servicer of Citibank Credit Card
                                   Master Trust I


                                    By: /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Authorized Representative